UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) November 23, 2004 (November 23, 2004)

PHH Corporation
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-7797 (Commission File No.)	52-0551284 (I.R.S. Employer Identification Number)
1 Campus Drive Parsippany, New Jersey (Address of principal executive office)		07054 (Zip Code)
Registrant's telephone number, including area code  (973) 428-9700

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 23, 2004, our Wright Express subsidiary filed a registration statement with the Securities and Exchange Commission for the sale by Cendant Corporation, our parent company, of 100% of its ownership interest in Wright Express in a planned initial public offering. The initial public offering is scheduled to take place in March 2005.

In connection with the previously disclosed spin-off of our mortgage and fleet businesses to the shareholders of Cendant Corporation, we expect that Wright Express will be distributed to Cendant prior to the Wright Express initial public offering. As a result, we will not receive any proceeds from the Wright Express initial public offering.

A copy of a press release announcing the planned initial public offering of Wright Express, attached hereto as Exhibit 99, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

A registration statement relating to the shares of Wright Express common stock has been filed with the Securities and Exchange Commission but has not yet become effective. The shares of Wright Express common stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the shares of Wright Express common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

We can give no assurance that the aforementioned initial public offering or spin-off will be consummated. The spin-off remains subject to the formal declaration of a dividend by Cendant’s board of directors of our common stock.

Our financial projections and management initiatives will be reviewed at Cendant’s annual Institutional Investor Day conference to be held on Wednesday, December 1, 2004 in New York City. Cendant’s investor conference can be accessed via a live audio and video Web cast at www.cendant.com from 8:45 a.m. to 3:15 p.m. EDT on December 1 and will also be archived within the Investor Center of Cendant’s Web site. Downloadable copies of the slides will also be available on Cendant’s Web site.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99	Press Release issued by Wright Express dated November 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION
By: /s/ Eric Bock
Eric J. Bock Executive Vice President - Law and Corporate Secretary

Date: November 23, 2004

PHH CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated November 23, 2004 (November 23, 2004)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Press Release issued by Wright Express dated November 23, 2004.